UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 17, 2006


                                DIAMOND ONE, INC.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                               None                47-0892061
---------------------------          ------------------      ------------------
(State or other jurisdiction        (Commission File No.)     (IRS Employer
of incorporation)                                           Identification No.)

                         9648 East Arapahoe Rd., Suite A
                        Greenwood Village, Colorado 80112
                   -------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (303)-858-1177
                                                   ---------------------

                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement

     On March 16, 2006, Diamond One, Inc. entered into a definitive merger agreement with PureDepth, Inc.

      At the closing of the merger, PureDepth shareholders will receive shares of Diamond One capital stock representing approximately 90% of the outstanding securities and voting power of Diamond One. In addition, the current directors and officers of PureDepth will become the management of Diamond One upon the closing of the merger.

      The merger is expected to close by March 31, 2006.

      PureDepth is developing what is known as Multi-Layer Display (MLD(TM)) technology. MLD technology allows the viewing of two completely different data feeds from separate computers on one monitor. PureDepth's MLD displays are scalable, from handheld devices to large screens, and are fully compatible with all applications and operating systems. PureDepth's MLD technology has applications in numerous fields, including:

     o    Financial
     o    Medical
     o    Defense/Homeland Security
     o    Avionics/Navigation
     o    Casino Gaming
     o    Kiosk/Video Displays

      PureDepth is headquartered in New Zealand.


Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

      (d)   Exhibits

          2. Plan of purchase, sale, reorganization, arrangement, liquidation or succession.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 20, 2006.

                                 DIAMOND ONE, INC.



                                 By:   /s/ Robert Chramosta
                                     ------------------------------------
                                      Robert Chramosta, President


                                          /s/ Troy Fullmer
                                     ------------------------------------
                                      Troy Fullmer, Secretary